UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2024

KINGSTONE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-01665	36-2476480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Joys Lane Kingston, New York	12401
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (845) 802-7900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
KINS	KINS	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 30, 2024, Kingstone Companies, Inc. (the “Company”) entered into a Note Exchange Agreement (the “Exchange Agreement”) with the holders (the “Noteholders”) of the Company’s outstanding 12.0% Senior Notes due 2024 in the aggregate principal amount of $19,950,000 (the “Existing Notes”).

Pursuant to the Exchange Agreement, at the closing scheduled for September 12, 2024, the Noteholders will exchange their respective Existing Notes for the following: (i) new 13.75% Senior Notes due June 30, 2026 of the Company in the aggregate principal amount of $14,950,000 (the “New Notes”); and (ii) cash in the aggregate amount of $5,000,000, together with accrued interest on such amount.  Pursuant to the Exchange Agreement, the expiration date of the warrants for the purchase of an aggregate of 969,525 shares of common stock of the Company (the “Warrants”), issued in 2022 concurrently with the issuance of the Existing Notes, will be extended to June 30, 2026.

The foregoing descriptions of the Exchange Agreement and the New Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Exchange Agreement, including the form of the New Notes included as an exhibit thereto, which is filed herewith as Exhibit 10.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to Item 1.01 above with regard to the issuance of the New Notes.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to Item 1.01 above with regard to the extension of the expiration date of the Warrants.

Item 7.01	Regulation FD Disclosure.

On September 3, 2024, the Company issued a press release (the “Press Release”) announcing that the Company has entered into the Exchange Agreement.   A copy of the Press Release is furnished as Exhibit 99.1 hereto.
The information in the Press Release is being furnished, not filed, pursuant to this Item 7.01.  Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Report with respect to the Press Release is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report with respect to the Press Release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Note Exchange Agreement, dated as of August 30, 2024, between the Company and the holders of the Existing Notes.

10.2	Form of 13.75% Note due 2026 issued by the Company (included as Exhibit 1 to the Note Exchange Agreement filed as Exhibit 10.1 hereto).

99.1	Press release, dated September 3, 2024, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTONE COMPANIES, INC.

Dated: September 3, 2024	By:	/s/ Meryl Golden
Meryl Golden
President and CEO